Pension Expense (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017
Components of net periodic benefit cost
Service cost	$ 302	$ 273
Interest cost	221	198
Expected return on plan assets	(445)	(357)
Amortization of prior service (credit) cost	(89)	(89)
Amortization of net loss	51	63
Net periodic benefit cost	$ 40	$ 88